CALVERT INCOME FUND
Supplement to
Calvert Income Funds Prospectus (Class R)
dated February 1, 2016
Date of Supplement: May 16, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management
Matthew Duch will no longer serve as a portfolio manager for Calvert Income Fund effective as of June 30, 2016. Vishal Khanduja, CFA and Brian S. Ellis, CFA, will remain on the portfolio management team for the Fund.
Accordingly, effective June 30, 2016, the Prospectus is hereby amended as follows:
The table under “Portfolio Management” in the Fund Summary is revised and restated as follows:
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Under “Management of Fund Investments – Portfolio Management” on page 12, delete all references to Matthew Duch.

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